Exhibit 10.1

CONSENT AND SECOND AMENDMENT
TO
CREDIT AGREEMENT

This CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 20, 2006, by and among SITEL CORPORATION, a Minnesota corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and collectively, as the “Borrowers”), WELLS FARGO FOOTHILL, INC., a California corporation, as a Lender, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), European administrative agent for the Lenders, collateral agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and fronting lender for the Lenders, WELLS FARGO FINANCIAL CORPORATION CANADA, a Nova Scotia unlimited liability company, as a Lender and as Canadian administrative agent for the Lenders, and the other Lenders party hereto.

WHEREAS, Borrowers, Administrative Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Credit Agreement dated as of August 19, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers desire to increase the maximum principal amount of the Letter of Credit issued by US Bank on behalf of Parent and listed on Schedule 4.19 to the Credit Agreement from $900,000 to $1,350,000 and to increase the balance of the Deposit Account pledged to US Bank to secure such Letter of Credit as described on Schedule P-1 to the Credit Agreement from $900,000 to $1,350,000 (the “Additional L/C Indebtedness”);

WHEREAS, Borrowers have requested that Administrative Agent and Required Lenders consent to incurrence of the Additional L/C Indebtedness and the undersigned Required Lenders have agreed to do so subject to the terms and conditions contained herein; and

WHEREAS, Borrowers, Administrative Agent and Required Lenders have further agreed to amend Section 6.17(a)(iii) of the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.             Consent. Subject to the satisfaction of the conditions set forth in Section 5 below, notwithstanding any provision in the Credit Agreement or the other Loan Documents to the contrary, Administrative Agent and the Required Lenders hereby consent to the incurrence of the Additional L/C Indebtedness.  This consent is a limited consent and shall not be deemed to constitute a consent with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any other Loan Documents.

3.             Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 5 of this Amendment, Section 6.17(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii)          Leverage Ratio.  A Leverage Ratio, measured on a quarter-end basis, of not more than the ratio set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period
2.50:1.0	For the 4 fiscal quarters ending March 31, 2006 and June 30, 2006
2.25:1.0	For the 4 fiscal quarters ending September 30, 2006 and December 31, 2006
2.00:1.0	For the 4 fiscal quarters ending each fiscal quarter thereafter

4.             Ratification.  This Amendment, subject to satisfaction of the conditions provided below, shall constitute consents and amendments to the Credit Agreement and all of the Loan Documents as appropriate to express the agreements contained herein.  In all other respects, the Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5.             Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Borrowers, Administrative Agent and the Required Lenders shall have executed and delivered to Administrative Agent this Amendment;

(b)           Borrowers, Ableco Finance LLC, as agent, and the “Required Lenders” party to the Term B Credit Agreement shall have executed and delivered a consent and amendment to the Term B Credit Agreement in form and substance satisfactory to Administrative Agent; and

(c)           Administrative Agent shall have received the amendment fee payable pursuant to Section 6 below.

6.             Amendment Fee.  Borrowers hereby agree to pay to Administrative Agent on the date hereof, for distribution to the Lenders based on their Pro Rata Shares, an amendment fee equal to $50,000.  The foregoing amendment fee is in addition to, and not in lieu of, all other fees charged to the Borrowers under the Loan Documents.

7.             Release.  Each Borrower hereby absolutely and unconditionally releases and forever discharges Administrative Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known (and for the avoidance of doubt, not including any act, omission, matter, cause or thing whatsoever arising after the date of this Amendment) or unknown.

8.             Miscellaneous.

(a)           Warranties and Absence of Defaults.  In order to induce Administrative Agent and the Required Lenders to enter into this Amendment, each Borrower hereby warrants to Administrative Agent and the Lenders, as of the date hereof, that:

(i)            the representations and warranties contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date); and

(ii)           no Default or Event of Default shall have occurred and be continuing on the date hereof.

(b)           Expenses.  Borrowers, jointly and severally, agree to pay on demand all reasonable costs and expenses of Administrative Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement.

(c)           Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(d)           Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER AND ADMINISTRATIVE BORROWER: SITEL CORPORATION a Minnesota corporation, as a Borrower and as Administrative Borrower

By:	/s/ Ronald E. Reno
Title:	Vice President of Finance and Treasurer

BORROWERS: NATIONAL ACTION FINANCIAL SERVICES, INC. a Georgia corporation

By:	/s/ Ronald E. Reno
Title:	Assistant Treasurer

SITEL HOME MORTGAGE CORP. a Nebraska corporation

By:	/s/ Ronald E. Reno
Title:	Treasurer

FINANCIAL INSURANCE SERVICES, INC. a Nebraska corporation

By:	/s/ Ronald E. Reno
Title:	Treasurer

SITEL INTERNATIONAL LLC a Delaware limited liability company

By:	/s/ Ronald E. Reno
Title:	Vice President of Finance and Treasurer

SITEL UK LIMITED a corporation organized under the laws of England and Wales

By:	/s/ Charles Horton
Title:	Director

SITEL EUROPE LIMITED a corporation organized under the laws of England and Wales

By:	/s/ Charles Horton
Title:	Director

SITEL IRELAND LIMITED a corporation organized under the laws of Ireland

By:	/s/ Charles Horton
Title:	Director

SITEL TELESERVICES CANADA INC. an Ontario corporation

By:	/s/ Ronald E. Reno
Title:	President

SITEL INSURANCE SERVICES CANADA INC. an Ontario corporation

By:	/s/ Ronald E. Reno
Title:	Vice President

SITEL CUSTOMER CARE, INC. an Ontario corporation

By:	/s/ Ronald E. Reno
Title:	Assistant Treasurer

SITEL GmbH a limited liability company organized under the laws of Germany

By:	/s/ Eddy Van de Poel
Title:	Director

By:	/s/ Gabriele Grossecker
Title:	Managing Director

SRM INKASSO GMBH a limited liability company organized under the laws of Germany

By:	/s/ Eddy Van de Poel
Title:	Director

By:	/s/ Gabriele Grossecker
Title:	Managing Director

ADMINISTRATIVEAGENT AND LENDERS: WELLS FARGO FOOTHILL, INC., as Administrative Agent, European Administrative Agent, Collateral Agent and as a Lender

By:	/s/
Title:

WELLS FARGO FINANCIAL CORPORATION CANADA, as Canadian Administrative Agent and as a Lender

By:	/s/
Title:

ALLIED IRISH BANKS PLC, as a Lender

By:	/s/
Title:

AIB DEBT MANAGEMENT, LIMITED, as a Lender

By:	/s/
Title:

MARATHON STRUCTURED FINANCE FUND, LP, as a Lender

By:	/s/
Title:

PACIFIC ASSET FUNDING, LLC, as a Lender

By:	/s/
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/
Title:

E*TRADE BANK, as a Lender

By:	/s/
Title:

BANK OF THE WEST, as a Lender

By:	/s/
Title: